Exhibit 99.2

Third Quarter 2022 Results Conference Call Investor Presentation

SAFE - HARBOR STATEMENT 2 | Investor Presentation This release contains “forward looking statements” — that is, statements related to future, not past, events — as defined in Section 21 E of the Securities Exchange Act of 1934 , as amended, that reflect our current expectations regarding our future growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities, as well as assumptions made by, and information currently available to, our management . Forward looking statements include any statement that does not directly relate to a current or historical fact . We have tried to identify forward looking statements by using words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “should,” “may,” “plan” and similar expressions, but these words are not the exclusive means of identifying forward looking statements . Our forward - looking statements may include or relate to our beliefs, expectations, plans and/or assumptions with respect to the following, many of which are, and will be, amplified by the COVID - 19 pandemic : (i) the impact of global health concerns, including the impact of the current COVID - 19 pandemic on the economies and financial markets and the demand for our products ; (ii) state, local and federal regulatory frameworks affecting the industries in which we compete, including the wind energy industry, and the related extension, continuation or renewal of federal tax incentives and grants and state renewable portfolio standards as well as new or continuing tariffs on steel or other products imported into the United States ; (iii) our customer relationships and our substantial dependency on a few significant customers and our efforts to diversify our customer base and sector focus and leverage relationships across business units ; (iv) the economic and operational stability of our significant customers and suppliers, including their respective supply chains, and the ability to source alternative suppliers as necessary, in light of the COVID - 19 pandemic ; (v) our ability to continue to grow our business organically and through acquisitions, and the impairment thereto by the impact of the COVID - 19 pandemic ; (vi) the production, sales, collections, customer deposits and revenues generated by new customer orders and our ability to realize the resulting cash flows ; (vii) information technology failures, network disruptions, cybersecurity attacks or breaches in data security, including with respect to any remote work arrangements implemented in response to the COVID - 19 pandemic ; (viii) the sufficiency of our liquidity and alternate sources of funding, if necessary ; (ix) our ability to realize revenue from customer orders and backlog ; (x) our ability to operate our business efficiently, comply with our debt obligations, manage capital expenditures and costs effectively, and generate cash flow ; (xi) the economy, including its stability in light of the COVID - 19 pandemic, and the potential impact it may have on our business, including our customers ; (xii) the state of the wind energy market and other energy and industrial markets generally and the impact of competition and economic volatility in those markets ; (xiii) the effects of market disruptions and regular market volatility, including fluctuations in the price of oil, gas and other commodities ; (xiv) competition from new or existing industry participants including, in particular, increased competition from foreign tower manufacturers ; (xv) the effects of the change of administrations in the U . S . federal government ; (xvi) our ability to successfully integrate and operate acquired companies and to identify, negotiate and execute future acquisitions ; (xvii) the potential loss of tax benefits if we experience an “ownership change” under Section 382 of the Internal Revenue Code of 1986 , as amended ; (xviii) our ability to utilize various relief options enabled by the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) ; (xix) the limited trading market for our securities and the volatility of market price for our securities ; and (xx) the impact of future sales of our common stock or securities convertible into our common stock on our stock price . These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities to differ materially from those expressed in, or implied by, these statements including, but not limited to, those set forth under the caption “Risk Factors” in Part I, Item 1 A of our most recently filed Form 10 - K and our other filings with the Securities and Exchange Commission . We are under no duty to update any of these statements . You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or other factors that could cause our current beliefs, expectations, plans and/or assumptions to change . Accordingly, forward - looking statements should not be relied upon as a predictor of actual results .

3Q22 PERFORMANCE OVERVIEW

4 | Investor Presentation CORPORATE OVERVIEW Market update, recent results and outlook Market Update As of November 2022 3Q22 Results Performance Overview Management Outlook As of November 2022 Heavy Fabrications segment update Segment revenue +7% y/y, as non - wind customer demand more than offset an expected decline in tower sections sold Gearing segment update Segment revenue +35% y/y, driven by increased demand across the energy and industrials markets Industrial Solutions segment update Segment revenue (5%) due to global logistics delays Stable liquidity position Total cash and availability was $14.8 million as of September 30, 2022 Passage of Inflation Reduction Act (IRA) a major catalyst Signed into law in August 2022; $300 billion allocated to drive investment in zero carbon power generation; provides LT capital investment incentives to broader renewables sector, including wind Positive order and backlog outlook 3Q22 total orders increased nearly 100% y/y, supported by demand growth across both wind and non - wind customers; backlog +73% y/y Improved demand fundamentals across core end - markets contributed to y/y revenue and EBITDA improvement Passage of IRA, broad - based order growth, significant increase in backlog signal improved outlook 4Q22 Adjusted EBITDA guidance Anticipate Non - GAAP Adjusted EBITDA of $0.2 million to $0.5 million Anticipate positive step - change in renewables investment U.S. investment in renewables expected to double from $40 billion to $80 billion by 2023; by 2035, expectation is for two - thirds of all power generation to be derived from carbon - free sources IRA’s PTC extension removes uncertainty overhang While elevated materials costs and supply chain issues remain a headwind for wind developers, Wood Mackenzie has increased their long - term U.S. forecast to nearly 120 GW of new installations by 2030 Business has stabilized, indications of accelerating growth Total revenue +11% y/y; significant y/y and q/q EBITDA improvement in both Heavy Fabrications and Gearing segments

POSITIVE REGULATORY TAILWINDS Passage of Inflation Reduction Act supports multi - decade drive toward decarbonization 5 | Investor Presentation Inflation Reduction Act Implications for U.S. renewables industry (1) Some believe the ultimate public climate spending provided by the IRA could be in excess of $800 billion. IRA is transformative for the entire renewable energy ecosystem, including wind, solar battery manufacturing and deployment, among others. IRA expected to drive onshore/offshore wind development. The passage of the IRA extends tax credit availability into the mid - 2030s. The wind industry is poised to capitalize on available domestic content tax credits and advanced manufacturing tax credits. Multiple credit values to consider. (1) Extension of Renewable Electricity Production Tax Credit; (2) New Electricity PTC; (3) Advanced Energy Production Credit Positive step - change wind installation expected to begin in 2023. The IRA establishes LT stability in US wind development North America Onshore Wind Development Forecast (1) (Total GW Installed Annually, 2023 - 2030) North America Offshore Wind Development Forecast (1) (Total GW Installed Annually, 2023 to 2030) Passage of IRA is a transformational for all aspects of the domestic renewables supply chain (1) All forecast data sourced from Wood Mackenzie as of October 2022 10.8 9.7 10.5 11.6 13.3 14.5 14.8 13.5 2023 E 2024 E 2025 E 2026 E 2027 E 2028 E 2029 E 2030 E 0.8 1.0 4.1 5.4 4.7 4.4 5.3 5.4 2023 E 2024 E 2025 E 2026 E 2027 E 2028 E 2029 E 2030 E

CONSOLIDATED FINANCIAL DATA Balanced demand acceleration across wind and non - wind end - markets 6 | Investor Presentation Total Revenue ($MM) Gross Profit ($MM) Adjusted EBITDA ($MM) Net Income (Loss) ($MM) $40.4 $50.0 $44.8 3Q21 2Q22 3Q22 11% y/y revenue growth driven by improved contributions from Heavy Fabrications and Gearing segments $2.1 $2.4 $3.7 3Q21 2Q22 3Q22 81% y/y growth in gross profit driven by improved asset optimization, cost control; gross margin rate +323 bps y/y Gross Margin 5.1% Gross Margin 8.4% $0.4 $0.4 $1.9 3Q21 2Q22 3Q22 $1.5 million y/y Adjusted EBITDA growth driven by improved operating leverage, demand strength ($2.1) ($2.7) ($1.8) 3Q21 2Q22 3Q22 Lower net loss resulting from improved operating leverage Basic EPS ($0.11) Basic EPS ($0.09)

HEAVY FABRICATIONS SEGMENT Tower demand accelerating following passage of Inflation Reduction Act 7 | Investor Presentation Segment Revenue ($MM) Segment EBITDA ($MM) Segment Orders ($MM) Segment Backlog at Quarter - End ($MM) $28.7 $35.6 $30.6 3Q21 2Q22 3Q22 $1.0 $1.2 $1.5 3Q21 2Q22 3Q22 $26.5 $12.9 $62.9 3Q21 2Q22 3Q22 $46.1 $46.9 $79.1 3Q21 2Q22 3Q22 7% y/y revenue growth driven by higher demand for industrial fabrication products, offset by lower tower sales $0.5 million y/y EBITDA growth driven by improved sales volumes 137% y/y increase in segment orders, driven early - IRA demand for wind towers as development activity increases into 2023 72% y/y increase in segment backlog – highest segment backlog since 2Q20 EBITDA Margin 3.3% EBITDA Margin 4.7%

GEARING SEGMENT Improved energy, industrial and mining demand for gearing components 8 | Investor Presentation Segment Revenue ($MM) Segment EBITDA ($MM) Segment Orders ($MM) Segment Backlog at Quarter - End ($MM) 35% y/y revenue growth driven by higher customer demand from within energy and industrial end - markets $0.7 million y/y EBITDA growth driven by improved sales volumes and price realization 34% y/y increase in segment orders, driven by broad - based order growth across diverse markets 66% y/y increase in segment backlog – highest backlog (dollars) in recent company history $7.6 $10.1 $10.2 3Q21 2Q22 3Q22 $0.5 $0.1 $1.2 3Q21 2Q22 3Q22 $11.5 $8.9 $15.5 3Q21 2Q22 3Q22 $23.6 $34.3 $39.0 3Q21 2Q22 3Q22 EBITDA Margin 6.0% EBITDA Margin 12.0%

PRUDENT CAPITAL MANAGEMENT

Sequential increase in liquidity; building inventory to support incoming tower demand

Cash & Credit Facility Availability at Quarter-End

($MM)

Sufficient liquidity to support business growth; Nearly $15 million in cash and liquidity



$21.1
$10.2
$14.8
3Q21
2Q22
3Q22

Net Debt Outstanding(1)

($MM)

Total debt and finance lease obligations of $29.0 million; higher interest rates have impacted net income



$8.0
$22.9
$27.5
3Q21
2Q22
3Q22

Total Working Capital

($MM)

Decline in project deposits, offset by higher intentional growth in inventory,



$19.6
$25.7
$26.3
3Q21
2Q22
3Q22

Total Inventory On-Hand

($MM)

Higher inventory to support expected customer demand, new project activity



$24.9
$34.9
$33.9
3Q21
2Q22
3Q22

(1) On August 4, 2022, Broadwind entered into a $35.0 million Senior Secured Revolving Credit Facility (the "Credit Facility"), including an optional $10.0 million accordion feature, and a $7.6 million Senior Secured Term Loan (the "Term Loan). The Term Loan bears interest at SOFR +2.5%; the Credit Facility bears interest at SOFR +2.0-2.5%, subject to the level of excess availability on the Credit Facility.

9 | Investor Presentation

STRATEGIC BUSINESS UPDATE Balanced demand acceleration across wind and non - wind end - markets 10 | Investor Presentation Gross Margin 8.4% Basic EPS ($0.09) Favorable Business Outlook Enter 2023 with significant commercial momentum Much improved order visibility, as regulatory uncertainty subsides Passage of the IRA provides PTC visibility; wind tower OEM customers reserving tower capacity for 2023; backlog at elevated levels Liquidity profile stable, although rising rates remain a headwind New Wells Fargo credit facility completed in August 2022, together with proceeds from ATM equity program, supported working capital investments during 3Q22; rising rates do remain a headwind to net income Supply chain remains a headwind, but conditions are improving Component availability remains a challenge, but seeing ratable improvements with key suppliers Fixed overhead cost inflation being passed through strategic price actions Price actions have been well received by customers; anticipate further price increases into 2023, which should support stable margin capture Raw materials cost remain a headwind for some customers While raw materials prices are primarily a pass - through cost; elevated raw materials are easing, contributing to gradual increase in customer activity Improved outlook for the full - year 2023 Increased volume across wind and non - wind markets, recent pricing actions, contribute to positive outlook; anticipated benefit from IRA - related manufacturing credit Total Orders ($MM) Total Backlog ($MM) $34.2 $26.4 $42.6 $55.8 $52.7 $26.0 $84.5 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 $94.4 $74.3 $76.5 $106.4 $117.2 $93.2 $132.2 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22

VISION 2025 Building a precision manufacturing company focused on the energy transition 11 | Investor Presentation Gross Margin 8.4% Vision 2025 Our Strategic Priorities Expand within high - growth renewables markets through new, integrated solutions and innovative, customer - led new product development Develop a culture of operational and commercial excellence; r ecruit and retain top skilled talent to support our strategic objectives and long - term vision Enter adjacent markets through accretive acquisitions that enhance service capabilities, augment product offering and accelerate our leadership position within underserved or emerging market opportunities Drive margin and expansion and profitable growth through operational and commercial optimization of assets; reduce net leverage to support balance sheet optionality Wind Tower, Gearing and Kitting Technologies Adjacent Market Priorities High - growth, energy - transition vertical market focus Solar Commercial/Utility Scale Technologies Clean Fuels Storage, Blending, Compression & Logistics Technologies Power & Infrastructure Precision Components and Technologies

APPENDIX

EXHIBIT A Orders, Revenues and Operating Income (Loss) Consolidated and by Segment 13 | Investor Presentation

EXHIBIT B GAAP to Non - GAAP Consolidated Adjusted EBITDA Reconciliation 14 | Investor Presentation 14 | Investor Presentation

EXHIBIT B GAAP to Non - GAAP Consolidated Adjusted EBITDA Reconciliation 15 | Investor Presentation 15 | Investor Presentation

EXHIBIT C

Consolidated Statement of Cash Flows

	Nine Months Ended September 30, 2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:		
Net (loss) income	$ (6,879)	$ 6,937
Adjustments to reconcile net cash used in operating activities:		
Depreciation and amortization expense	4,581	4,758
Paycheck Protection Program loan forgiveness	-	(9,151)
Deferred income taxes	(13)	19
Change in fair value of interest rate swap agreements	(27)	18
Stock-based compensation	760	857
Allowance for doubtful accounts	(18)	(434)
Common stock issued under defined contribution 401(k) plan	915	870
Loss (gain) on disposal of assets	3	(33)
Changes in operating assets and liabilities:		
Accounts receivable	(3,096)	(360)
Employee retention credit receivable	497	(503)
Contract assets	(2,353)	763
Inventories	(525)	1,848
Prepaid expenses and other current assets	(1,200)	689
Accounts payable	4,968	(4,321)
Accrued liabilities	1,271	(2,285)
Customer deposits	(9,006)	(11,139)
Other non-current assets and liabilities	(149)	644
Net cash used in operating activities	(10,271)	(10,823)
CASH FLOWS FROM INVESTING ACTIVITIES:		
Purchases of property and equipment	(2,757)	(1,369)
Proceeds from disposals of property and equipment	-	33
Net cash used in investing activities	(2,757)	(1,336)
CASH FLOWS FROM FINANCING ACTIVITIES:		
Proceeds from line of credit, net	7,966	4,039
Payments for deferred financing costs	(470)	-
Proceeds from long-term debt	8,113	613
Payments on long-term debt	(261)	(159)
Principal payments on finance leases	(1,347)	(1,197)
Shares withheld for taxes in connection with issuance of restricted stock	(546)	(1,503)
Proceeds from sale of common stock, net	230	9,329
Net cash provided by financing activities	13,685	11,122
NET INCREASE (DECREASE) IN CASH	657	(1,037)
CASH beginning of the period	852	3,372
CASH end of the period	$ 1,509	$ 2,335

15 | Investor Presentation

EXHIBIT D Consolidated Balance Sheet 17 | Investor Presentation

18 | Investor Presentation INDEPENDENT WIND ENERGY MANUFACTURERS Broadwind is a Key Link in the Value Chain Wind Blade Gearing / Nacelle Power Cables / System Tower

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